99.1       News Release

Veteran Oil and Gas Executive Manny Carter Joins ERF Wireless Board of Directors as Independent Director

LEAGUE CITY, TX--(Marketwire - Dec 4, 2012) - ERF Wireless Inc. ( OTCBB : ERFB ), a leading provider of enterprise-class wireless and broadband products and services, announced today that Manny Carter has recently joined the company's Board of Directors. Having achieved a distinguished career in the oil and gas industry, Mr. Carter has served as a member of numerous corporate and joint-venture boards throughout his career.

According to Dr. H. Dean Cubley, CEO of ERF Wireless, "Manny Carter brings impeccable credentials to the ERF Wireless board, with special emphasis on the oil and gas industry. He has held CEO positions with several of Mobil's overseas affiliates, as well as Vice President of Marketing and Manufacturing for Mobil Middle Eastern Operations in Saudi Arabia and Executive Vice President of International Operations for Pennzoil Products among many others. His sales and marketing background, along with his overall leadership and management experience, will bring invaluable insight and guidance to the ERF Wireless team."

Mr. Carter commented, "I'm looking forward to working with ERF Wireless as it continues its rapid growth in the oil and gas industry. I'm very impressed with the full range of advanced broadband products and services that ERF Wireless offers not only to the oil and gas industry, but also to banking, healthcare and education."

About ERF Wireless
ERF Wireless Inc. is a fully reporting public corporation located in League City, Texas, and is the parent company of Energy Broadband Inc., ERF Enterprise Network Services, ERF Wireless Bundled Services, ERF Wireless Messaging Services and ERF Network Operations. The company specializes in providing wireless and broadband product and service solutions to enterprise, commercial and residential clients on a regional, national and international basis. Its principals have been in the wireless broadband, network integration, triple-play FTTH, IPTV and content delivery business for more than 40 years. For more information, please visit our websites at http://www.erfwireless.com/ and http://www.erfwireless.net/ or call 281-538-2101. (ERFBG)

The information in this release may contain forward-looking statements relating to anticipated or expected events, activities, trends or results. Forward-looking statements, can be identified by the use of forward-looking terminology such as "believes," "suggests," "expects," "may," "goal," "estimates," "should," "likelihood," "plans," "targets," "intends," "could," or "anticipates," or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this release include, without limitation, the Company's expectations of continued expansion into oil and gas markets and of our terrestrial broadband networks, along with other performance results. These statements are made to provide the public with management's current assessment of our business, and it should not be assumed that that the forward-looking statements will prove to be correct. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this release only as of the date hereof, and we expressly disclaim any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in management's expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this release. Please carefully review our filings with the Securities and Exchange Commission as we have identified many risk factors that impact our business plan.

Contact:

ERF Wireless Inc.
Clareen O'Quinn
281-538-2101 ext. 113
Email Contact
coquinn@erfwireless.com